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                                                                Exhibit Ex 10.24


                     TENTH AMENDMENT TO DEBTOR IN POSSESSION
                           LOAN AND SECURITY AGREEMENT

     THIS TENTH AMENDMENT TO DEBTOR IN POSSESSION LOAN AND SECURITY AGREEMENT (this "Tenth Amendment") is entered into and effective as of January 29, 2002, by and among Factory Card Outlet of America Ltd., an Illinois corporation and a debtor and debtor in possession (the "Borrower"), on the one hand, and Wells Fargo Retail Finance, LLC (successor in interest to Foothill Capital Corporation and Paragon Capital, LLC) ("WFRF"), as Agent and Lender, and the financial institutions listed on the signature page of the Loan Agreement referred to below (such financial institutions, together with their respective successors and assigns, are collectively referred to herein as the ("Lenders"), on the other hand. This Tenth Amendment amends certain provisions of the Debtor in Possession Loan and Security Agreement dated as of March 23, 1999 by and among the Borrower and WFRF, as Agent, and the Lenders (as amended by and through the date of this Tenth Amendment, and as hereafter amended and/or restated from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meanings herein as in the Loan Agreement.

                                   BACKGROUND

     This Tenth Amendment is entered into to amend the Maturity Date of the Commitment and to amend certain of the provisions governing the availability of "Special Sub-Line Advances" under the Loan Agreement, in accordance with the terms and conditions hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

1.   Amendments to Loan Agreement.
     ----------------------------

     (a)  Amendment to Subsection 1.1.
          ---------------------------

          (i) Subsection 1.1 of the Loan Agreement is hereby amended by deleting the existing subsection (i) of the definition of "Maturity Date" appearing therein and inserting in lieu thereof: "May 31, 2002."

     (b) Amendment to Subsection 2.1 (a)(ii). Subsection 2.1 (a)(ii) of the Loan Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following:

          (a)(ii) Special Sub-Line Advances. The term "Borrowing Base" shall also include amounts available in respect of the Special Sub-Line Advances in accordance with this Section 2.1 (a)(ii). Subject to the terms and conditions of this Agreement, each Lender agrees to make special sub-line advances ("Special Sub-Line Advances") to Borrower in an amount at any one time outstanding not to exceed such Lender's Pro Rata Share of an amount equal to 13% of the Cost Value of Eligible Inventory, provided, however, that in no event will Advances

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        (on a combined basis under Sections 2.1 (a)(i)(y) and 2.1 (a)(ii))
        exceed 85% of the Net Retail Liquidation Value of Eligible Inventory.

     2. Representations and Warranties; Confirmation of Representations, Warranties.
        ------------------------------------------------------------------------

     This Tenth Amendment has been duly authorized, executed and delivered by the Borrower. The Loan Agreement, as amended hereby, and each of the other Loan Documents, as amended by and through the date hereof, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms. The Borrower, by execution of this Tenth Amendment, certifies to the Agent and each of the Lenders that each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Tenth Amendment, and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document. The Borrower acknowledges and agrees that this Tenth Amendment shall become a part of the Loan Agreement and shall be a Loan Document.

     3. Waiver of Events of Default.
        ----------------------------

     The Agent and the Lenders hereby waive all Events of Default, if any, that exist at time of this Tenth Amendment.

     4. Conditions Precedent.
        ---------------------

     The obligation of the Agent and the Lenders to execute this Tenth Amendment and make the accommodations to the Borrower described herein is subject to the following conditions, the satisfaction of which shall be determined by the Agent and the Lenders in their sole discretion:

        (a) This Tenth Amendment shall have been executed and delivered by each of the parties hereto;

        (b) The Borrower by its execution hereof shall have agreed to pay to the Agent, for the benefit of the Lenders, an amendment fee of $100,000 (the "Amendment Fee"). The Amendment Fee shall be fully earned, due, and payable upon the execution of this Tenth Amendment by all parties hereto; and

        (c) The Official Committee of Unsecured Creditors appointed in the Case shall have confirmed that it has no objection to the terms of this Tenth Amendment in a writing provided to WFRF.

     5. No Novation; Effect; Counterparts; Governing Law.
        ------------------------------------------------

     Except to the extent specifically amended hereby, the Loan Agreement and each of the other Loan Documents shall be unaffected hereby and shall remain in full force and effect; this Tenth Amendment shall not be deemed a novation of the Loan Agreement or any other Loan Document. The Borrower hereby acknowledges, confirms and ratifies its obligations under the Loan Agreement and each of the other Loan Documents. This Tenth Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all the counterparts shall together constitute one instrument. This Tenth Amendment shall be governed by the internal

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laws of The Commonwealth of Massachusetts (without reference to conflicts of law principles) and the United States Bankruptcy Code and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower acknowledges that the reasonable out-of-pocket expenses of the Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Tenth Amendment shall be "Lender Group Expenses," as such term is defined in the Loan Agreement.

     6. Construction.
        ------------

     The Borrower, by execution hereof, acknowledges and confirms that for all purposes of the Loan Agreement and the other Loan documents, the term "Loan Agreement" shall mean the Loan Agreement as amended by and through the date of this Tenth Amendment and as further amended and/or restated from time to time hereafter.

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     IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment to Loan and Security Agreement as a sealed instrument as of the date first above written.

                                                FACTORY CARD OUTLET OF AMERICA
                                                LTD.


                                                By: /s/ James D. Constantine
                                                    ------------------------
                                                Name: James D. Constantine
                                                Title: Senior Vice President
                                                          and CFO


                                                WELLS FARGO RETAIL FINANCE, LLC,
                                                for itself and as Agent for the
                                                Lenders


                                                By: /s/ Thomas F. Morgan
                                                    --------------------
                                                Name: Thomas F. Morgan

                                                Title: Vice President

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